Fees Summary	Oct. 09, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,070,092.69
Total Fee Amount	1,070,539.64
Total Transaction Valuation	7,252,869,828
Total Offset Amount	1,070,539.64
Net Fee	$ 0